Salient Funds

Supplement dated October 17, 2012 (“Supplement”)

To the Prospectus, dated July 9, 2012 (“Prospectus”), of the Salient Funds.

This Supplement updates certain information contained in the above-dated Prospectus. You may obtain copies of the Funds’ Prospectus and Statement of Additional Information free of charge, upon request, by calling 1-866-667-9228, or by writing to Salient MF Trust, PO. Box 182607, Columbus, Ohio 43218-2607. Please review this important information carefully.

Effective October 17, 2012

The information under the section entitled “Additional information about fund expenses,” on page 39 of the Prospectus, is supplemented by adding the following as a new second paragraph. The section otherwise remains unchanged:

The “Other Expenses” line item in the respective Fund’s “Annual fund operating expenses” table consists of annual Fund operating expenses, including professional fees (such as audit and legal), accounting, administration, transfer agency, recordkeeping and custodian fees payable to the Funds’ administrator and custodian, and fees under the Fund’s Administrative Services Plan payable to certain intermediary platforms (such as “fund supermarkets” and retirement plan administrators) for non-distribution related administration and recordkeeping services.

The following information appears on page 42 of the Prospectus in a new section entitled “Administrative Services Plan” and follows the section entitled “Who can buy Class I shares.” The supplemental information appears prior to the section “Additional payments to financial intermediaries.”

Administrative services plan

The Funds have adopted an Administrative Services Plan applicable to Shares sold through certain broker-dealers that offer so-called mutual fund “supermarkets” to their customers, including retirement plan administrators and investment advisers and other sponsors of advisory “wrap” and similar programs (collectively, “Supermarket Intermediaries”). Under the Administrative Services Plan a Class may pay certain Supermarket Intermediaries for non-distribution related administration and recordkeeping services. Any such payments may be negotiated with Supermarket Intermediaries, must be approved by the Board as not related to distribution and may not exceed 0.10%. Any such payments may be made in conjunction with Rule 12b-1 payments and payments by the Advisor (and/or its affiliates) and the Board oversees any such allocation.